[EXECUTION COPY]

                               AMENDMENT NO. 2 TO
                             NOTE PURCHASE AGREEMENT

         THIS AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT, dated as of December 9, 1998 (the "Amendment"), is entered into by and among VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), FIRST UNION CAPITAL MARKETS, a division of WHEAT FIRST SECURITIES, INC., as Deal Agent and AFG CREDIT CORPORATION, as Transferor.
Capitalized terms used and not otherwise defined herein are used as defined in the Note Purchase Agreement, dated as of October 14, 1997, as amended by Amendment No. 1, dated as of October 9, 1998 (as amended, modified or supplemented, the "Agreement"), among VFCC, the Deal Agent and the Transferor.

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.  Amendments.

         (a) The following definition set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

         Purchase Limit: $150,000,000; provided, however, that at all times on or after the Termination Date the Purchase Limit shall mean the Principal Amount.

         SECTION 2. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 3.        Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

                  (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

                  (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

                  [Remainder of Page Intentionally Left Blank.]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE TRANSFEROR:             AFG CREDIT CORPORATION

                            By /s/ J. Michael Allgood
                               -----------------------------------------------
                               Title:  Vice President & Treasurer

                               24 School Street
                               Boston, MA  02108
                               Facsimile No.:
                               Confirmation No.:

VFCC:                       VARIABLE FUNDING CAPITAL CORPORATION

                            By First Union Capital Markets, a division of Wheat First Securities, Inc.
                            as attorney-in-fact


                            By  /s/ Darrell R. Baber
                                ------------------------------
                                Title:  Director

                            Variable Funding Capital Corporation
                            c/o First Union Capital Markets,
                            a division of Wheat First Securities, Inc.
                            One First Union Center, TW-9
                            Charlotte, North Carolina 28288-0610
                            Attention:  Conduit Administration
                            Facsimile  No.:  (704) 383-6036
                            Confirmation No.:  (704) 383-9343

THE DEAL AGENT:             FIRST UNION CAPITAL MARKETS, a division
                            of Wheat First Securities, Inc.

                            By /s/ Darrell R. Baber
                               -------------------------------
                               Title:  Director

                            First Union Capital Markets, a division of
                            WHEAT FIRST SECURITIES, INC.
                            One First Union Center, TW-9
                            Charlotte, North Carolina  28288
                            Attn:  Conduit Administration
                            Facsimile  No.:  (704) 383-6036
                            Confirmation No.:  (704) 383-9343